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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 9, 2005
                                                         ----------------


                                Aceto Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    New York
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         000-4217                                    11-1720520
--------------------------------------------------------------------------------
  (Commission File Number)              (IRS Employer Identification Number)

            One Hollow Lane, Suite 201, Lake Success, New York 11042
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (516) 627-6000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Indicate by check mark if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ____ Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     ____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14-12)

     ____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

     ____ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02       Results of Operations and Financial Condition.

On November 9, 2005, Aceto Corporation, a New York corporation (the "Registrant"), issued the attached press release that included financial information for its first quarter of fiscal 2005. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K. The information contained in the press release is being furnished to the Commission and shall not be deemed incorporated by reference into any of the Registrant's registration statements or other filings with the Commission.

Item 9.01       Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1    Press Release issued by Aceto Corporation dated November 9, 2005


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ACETO CORPORATION
                                                (Registrant)


Dated:  November 9, 2005                        By: /s/ Leonard S. Schwartz
                                                    -----------------------
                                                    Leonard S. Schwartz
                                                    Chairman, CEO and President

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                                  EXHIBIT INDEX


Exhibit No.     Exhibits.
-----------     ---------

   99.1         Press Release issued by Aceto Corporation dated November 9, 2005

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[LOGO] ACETO                                                        Exhibit 99.1


                              FOR IMMEDIATE RELEASE
                              ---------------------

           ACETO CORPORATION ANNOUNCES FIRST QUARTER FINANCIAL RESULTS

LAKE SUCCESS, NY - November 9, 2005 - Aceto Corporation (NASDAQ:ACET), a global distributor of chemically-derived pharmaceuticals, biopharmaceuticals, specialty chemicals and agrochemicals, today announced results of operations for its first quarter ended September 30, 2005.

Net sales for the first quarter were $75.0 million, compared to $80.4 million in the first quarter of fiscal year 2005. This decline reflects the previously disclosed decrease in sales of two active pharmaceutical ingredients (APIs) due to intense competition. Sales of those two products in the first quarter of fiscal year 2006 were $1.7 million, compared with $11.8 million in the first quarter of fiscal year 2005, a decrease of $10.1 million. The gross profit margin on net sales was essentially unchanged over the two periods. Net income was $2.0 million, or $0.08 per diluted share, in the first quarter of fiscal 2006, versus $3.4 million, or $0.14 per diluted share, in the same quarter last year. The decline in net income is largely attributable to the decrease in sales of the two APIs. (Prior year per share amounts have been adjusted for a 3-for-2 stock split, effected in the form of a dividend, paid January 10, 2005.)

Aceto also announces that it has reached a tentative legal settlement of a patent claim brought against it that required Aceto to take a charge of $0.5 million in the quarter. This charge reduced first quarter earnings per share by $0.02 per diluted share and was not anticipated when the Company issued earnings guidance of at least $0.07 per diluted share for the quarter.

Aceto closed the first quarter in a strong financial position, highlighted by working capital of $97.6 million, no long-term debt, and shareholders' equity of $109.8 million at September 30, 2005.

Leonard S. Schwartz, Chairman, CEO, and President of Aceto, stated, "Apart from the decrease in sales of the two APIs, our business performed well during the first quarter. Without those two products, our sales grew 7% due primarily to the introduction of new Health Sciences products, steady growth in our Chemicals & Colorants segment and strength in our Agrochemicals segment."

Mr. Schwartz added, "We continue to focus on our initiatives in human and veterinary biopharmaceuticals. Although the FDA no longer plans to issue guidance before the end of 2005 regarding how approval of human generic biopharmaceuticals will be handled, we

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firmly believe this market will emerge, and we continue to seek to develop products and markets in this area. With regard to veterinary biopharmaceuticals, the USDA is currently reviewing our applications to market a range of vaccines for companion animals. We hope to commence commercial sales towards the end of fiscal year 2006, subject to our receiving approvals on a timely basis."

Mr. Schwartz concluded, "In terms of financial guidance, we expect to earn a minimum of $0.05 per diluted share in the second quarter of fiscal year 2006. The second quarter results will again reflect reduced sales of the two APIs mentioned above, which contributed $6.6 million in sales in the second quarter of fiscal year 2005. The second quarter guidance also includes a $0.01 per diluted share charge for exiting the facility previously occupied by the Institutional Sanitary Supplies segment. We remain optimistic about the long-term strategic direction and prospects of Aceto."

CONFERENCE CALL
Leonard S. Schwartz, Chairman, CEO, and President, and Douglas Roth, CFO, will conduct a conference call at 10:00 a.m. ET on Wednesday, November 9, 2005. Interested parties may participate in the call by dialing 888-787-0577 (706-679-3204 for international callers). Please call in 10 minutes before the call is scheduled to begin. The conference call will also be broadcast live over the Internet via the Investor Relations section (CONFERENCE CALLS) of Aceto's website. To listen to the live call please go to the website at least 15 minutes before the call to register, download and install any necessary audio software. The conference call will be archived on Aceto's website, and a recorded phone replay of the call will be available from 12:00 noon ET on Wednesday, November 9, 2005, until 5:00 p.m. ET on Thursday, November 10, 2005. Dial 800-642-1687
(706-645-9291 for international callers) and enter the code 9665856 for the phone replay.

ABOUT ACETO
Aceto Corporation, which was incorporated in 1947, is a global leader in the distribution and marketing of biopharmaceuticals, chemically-derived pharmaceuticals, specialty chemicals and agrochemicals used principally as raw materials in the agricultural, color, pharmaceutical, surface coating/ink and general chemical consuming industries. With offices in ten countries, Aceto distributes over 1,000 chemicals in these and other fields. This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections of management. Aceto intends for these forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," or variations of such words are intended to identify such forward-looking statements. The forward-looking statements contained in this press release include, but are not limited to, statements regarding emergence of a market for human generic biopharmaceuticals, approval of applications for, and sales of, veterinary vaccines, a tentative settlement of the patent claim, results for the second quarter of fiscal year 2006, and prospects for long-term growth. All forward-looking statements in this press release are made as of the date of this press release, and Aceto assumes no obligation to update these forward-looking statements whether as a result of new information, future events or otherwise, other than as required by law. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by any forward-looking statements. These uncertainties include, but are not limited to, the mix of products sold and the profit margins thereon, order cancellation or a reduction in orders from customers, competitive product offerings and pricing actions, the availability and pricing of key raw materials, dependence on key members of management, risk of entering into new European markets, continued successful integration of acquisitions, economic and political conditions in the United States and abroad, as well as other risks detailed in the Company's SEC reports, including the Company's Form 10-K and other filings. Copies of these filings are available at WWW.SEC.GOV.

CONTACT:                              -OR-      INVESTOR RELATIONS COUNSEL:
Aceto Corporation                               The Equity Group Inc.
Leonard S. Schwartz, Chairman/CEO/President     Lauren Barbera
Douglas Roth, CFO                               (212) 836-9610,
LBARBERA@EQUITYNY.COM
(516) 627-6000                                  WWW.THEEQUITYGROUP.COM
WWW.ACETO.COM

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
                                            ACETO CORP.
                                 CONSOLIDATED STATEMENTS OF INCOME
                             (IN THOUSANDS, EXCEPT PER-SHARE AMOUNTS)
                                            (UNAUDITED)


                                                                           THREE MONTHS ENDED
                                                                             SEPTEMBER 30,
                                                                      ---------------------------
                                                                          2005           2004
                                                                      ------------   ------------
Net sales                                                              $   74,993     $   80,449
Cost of sales                                                              62,490         66,934
                                                                      ------------   ------------
Gross profit                                                               12,503         13,515
Gross profit %                                                              16.7%          16.8%

Selling, general and
  administrative expenses                                                  10,362          9,430
                                                                      ------------   ------------
Operating income                                                            2,141          4,085

Other income, net of
  interest expense                                                            759            528
                                                                      ------------   ------------

Income from continuing operations before income taxes                       2,900          4,613
Provision for income taxes                                                    899          1,245
                                                                      ------------   ------------
Income from continuing operations                                           2,001          3,368
(Loss) income from discontinued operations, net of income taxes               (27)             7
                                                                      ------------   ------------
Net income                                                             $    1,974     $    3,375
                                                                      ============   ============

Basic income per common share (a):
  Income from continuing operations                                    $     0.08     $     0.14
  (Loss) income from discontinued operations                           $        -     $        -
  Net income                                                           $     0.08     $     0.14

Diluted income per common share (a):
  Income from continuing operations                                    $     0.08     $     0.14
  (Loss) income from discontinued operations                           $        -     $        -
  Net income                                                           $     0.08     $     0.14

Weighted average shares outstanding (a):
  Basic                                                                    24,287         24,127
  Diluted                                                                  24,634         24,657

(a) The number of shares outstanding and the per-share information for September 30, 2004 have been adjusted for a 3-for-2 stock split, effected in the form of a dividend, paid January 10, 2005.

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

                                      ACETO CORPORATION
                                  CONSOLIDATED BALANCE SHEET
                           (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                       September 30, 2005
                                                          (unaudited)         June 30, 2005
                                                      --------------------   ---------------
ASSETS
Current Assets:
  Cash in banks                                        $           22,312     $      19,950
  Investments                                                       5,064             5,068
  Receivables:
    Trade, less allowance for doubtful
    accounts: Sept, $429;  June  $ 427                             50,965            49,636
   Other                                                            1,266             1,421
                                                      --------------------   ---------------
                                                                   52,231            51,057

  Inventory                                                        50,972            51,722
  Prepaid expenses and other current assets                         1,576               821
  Assets held for sale                                                  -               242
  Deferred income tax benefit, net                                  2,799             2,780
                                                      --------------------   ---------------

        Total current assets                                      134,954           131,640


Long-term notes receivable                                            607               624
Property and equipment, net                                         5,479             5,543
Goodwill                                                            1,720             1,720
Intangible assets,net                                               3,159             3,153
Deferred income tax benefit, net                                    2,623             3,626
Other assets                                                        2,730             2,722
                                                      --------------------   ---------------

Total Assets                                           $          151,272     $     149,028
                                                      ====================   ===============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Drafts and acceptances payable                       $            2,879     $       2,462
  Short term bank loans                                                 -               126
  Accounts payable                                                 24,307            24,783
  Note payable - related party                                        500               500
  Accrued expenses                                                  9,704              9,474
  Liabilities related to assets held for sale                           -                46
                                                      --------------------   ---------------
         Total current liabilities                                 37,390            37,391

Long-term liabilites                                                3,951             3,811
Minority interest                                                     178               171
                                                      --------------------   ---------------
          Total liabilities                                        41,519            41,373

Commitments and contingencies

Shareholders' equity:
  Common stock, $.01 par value:
        (40,000 shares authorized; 25,644
        shares issued; 24,296 and 24,282 shares
        outstanding at Sept 30, 2005 and
        June 30, 2005, respectively)                                  256               256
  Capital in excess of par value                                   56,840            56,903
  Retained earnings                                                64,838            62,864
  Treasury stock, at cost:
       (1,348 and 1,362 shares at Sept.
        30, 2005 and  June 30, 2005, respectively)                (13,368)          (13,505)
  Accumulated other comprehensive income                            1,187             1,137
                                                      --------------------   ---------------
         Total shareholders' equity                               109,753           107,655
                                                      --------------------   ---------------

Total liabilities and shareholders' equity             $          151,272     $     149,028
                                                      ====================   ===============

                                             ###